PRELIMINARY PROXY

October 6, 2004

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, DC  20549

Re:  New River Funds

       SEC File Nos. 333-106498 /811- 21384

Ladies and Gentlemen:

On behalf of New River Funds, a Delaware business trust (the “Trust”), attached herewith for filing pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to the requirements of Rule14a-6 (a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the New River Small Cap Fund  (the  “Fund”), a series of the Trust, in connection  with a Special  Meeting of Shareholders to be held on Wednesday, December 20, 2004 (the “Special Meeting”).  The Fund is a series of shares offered by the Trust.  No other series of the Trust is involved in the Special Meeting.  The definitive proxy materials will be sent to shareholders on or about November 5, 2004.

At the Special Meeting, shareholders will be asked to consider and approve a change in the Fund’s sub-classification, as defined in Section 5(b) of the 1940 Act, from “diversified” to “non-diversified” and to amend one of the Fund’s fundamental investment restrictions concerning diversification.  The Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Questions concerning these proxy materials may be directed to Bibb L. Strench, Esq. at (202) 419-8412.

Very truly yours,

Bibb Strench

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

 Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

NEW RIVER FUNDS

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[Add Address and Telephone Number]

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

New River Funds

1881 Grove Avenue

Radford, Virginia 24141

866-NRA-FUND

 (866) 672- 3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

NEW RIVER SMALL CAP FUND

To be held, December 20, 2004

To the Shareholders of New River Small Cap Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of New River Small Cap Fund (the “Fund”), a series of shares of New River Funds  (the “Trust”), will be held at New River Advisers LLC (Eastern time), on December 20, 2004, at the offices of the Trust, 1881 Grove Avenue, Radford, Virginia 24141.  At the Special Meeting you will be asked to consider and approve the following proposal (the “Proposal”):

1.   To approve a change in the Fund’s sub-classification, as defined in Section 5(b) of the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to amend one of the Fund’s fundamental investment restriction concerning diversification.

The Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof. Information concerning the Proposal is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on October 25, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement and then encourage you to vote.  If you attend the Special Meeting, you may vote your shares in person.  If you do not expect to attend the Special Meeting, please vote by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

 IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

By Order of the Board of Trustees,

__________, 2004

Radford, Virginia

Theodore Fisher, Esq., Secretary

September ___, 2004

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.

INDIVIDUAL ACCOUNTS:  Your name should be signed exactly as it appears in the registration on the proxy card.

2.

JOINT ACCOUNTS:  Either party may sign, but the name of the party signing should confirm exactly to a name shown in the registration.

3.

ALL OTHER ACCOUNTS:  should show the capacity of the individual signing.  This can be shown in the form of the account registration itself or by the individual executing the proxy card.

NEW RIVER FUNDS

1881 Grove Avenue

Radford, Virginia 24141

866-NRA-FUND

 (866) 672- 3863

__________________________________________________

PROXY STATEMENT

___________________________________________________

October _, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New River Funds (the “Trust”).  The proxies will be voted at the Special Meeting of Shareholders (the “Special Meeting”) of New River Small Cap Fund (the “Fund”), a series of shares of the Trust.  The Special Meeting will be held at New River Advisers LLC at 1:00 p.m. (Eastern time), on December 20, 2004, at the offices of the Trust, 1881 Grove Avenue, Radford, Virginia 24141, for the purposes set forth in the accompanying Notice of Special Meeting.

Participating in the Special Meeting will be holders of common shares of beneficial interest, par value $0.01 per share of the Fund.

Shareholders of record at the close of business on October 25 2004 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Special Meeting.

If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Trustees of the Trust unanimously recommends a vote FOR the change in the Fund’s sub-classification from “diversified” to “non-diversified.”  If no instructions are specified on the proxy, shares will be voted FOR the Proposal and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy beginning on or about November 5, 2004.  Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the Fund.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Fund.

You should read this Proxy Statement prior to voting.  If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then please complete, date and sign your proxy card and mail it in the enclosed postage-paid envelope today.  Your proxy is revocable at any time prior to its use.

 At the close of business on the record date, October 25, 2004, there were [             ] shares of the Fund outstanding, constituting all of the Fund’s outstanding voting securities. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Fund held as of the record date. It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about October 31, 2004. The costs of the Special Meeting, and of this solicitation, will be borne by New River Advisers LLC, the Fund’s investment manager (“Investment Manager”). It is anticipated that banks, brokerage houses, and other custodians may be requested to forward this material to the beneficial owners of shares of the Fund to obtain authorization to execute proxies.  The solicitation will be largely by mail but may include, without cost to the Fund, telephonic, facsimile or oral communications by regular employees of the Investment Manager, Michael W. Cook Asset Management, Inc. dba Cook Mayer Taylor (“Cook Mayer Taylor”), the Fund’s sub-adviser (“Sub-Adviser) (collectively, the “Advisers”) and Gemini Fund Services, LLC, the Fund’s administrator.

If your shares are held in a brokerage account, it is likely that they are held in “street name;” i.e., your broker is the shareholder of record and maintains your shares for your beneficial interest.  The Fund expects that before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” will request voting instructions from their customers and beneficial owners.  If you want to vote in person at the Special Meeting those shares that are held in “street name” by a broker-dealer or other nominee, you will need to obtain a “legal proxy” from your broker-dealer or nominee and present it to the Inspector of Election at the Special Meeting.

Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposal, it is not expected that brokers will be permitted to vote Fund shares in their discretion.  Because there is only one Proposal being presented for a shareholder vote, the Fund does not anticipate any broker non-votes.1

Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Special Meeting and the total number of shares present at the Special Meeting.  Abstentions are not counted towards the total number of votes cast at the Special Meeting.  The Proposal requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund as of the Record Date; or (ii) 67% or more of the outstanding shares of the Fund as of the Record Date and present at the meeting, if more than 50% of the outstanding shares of the Fund as of the Record Date are present at the Special Meeting in person or by proxy.  Accordingly, an abstention by a shareholder, either by proxy or by vote in person at the Special Meeting, has the same effect as a negative vote.  If, however, you simply sign and date the proxy but give no voting instructions, your shares will be voted FOR the Proposal and in accordance with the views of Management upon any unexpected matters that come before the Special Meeting or adjournment of the Special Meeting.

The Investment Manager has advised the Fund that certain shares are registered to the Investment Manager or an affiliate.  To the extent that the Investment Manager or an affiliate has discretion to vote, these shares will be voted at the Special Meeting FOR the Proposal.  Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares.

You may attend the Special Meeting and vote in person or you may complete, sign and return the enclosed proxy card.  Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified.  If you specify a vote on the Proposal, your proxy will be voted as you indicate.  If no vote is specified, your proxy will be voted FOR the Proposal.

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Special Meeting, or by attending the Special Meeting and voting in person.

The Fund commenced investment operations on October 1, 2003. The Fund will prepare and mail to its shareholders financial reports on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its Semi-Annual Report to Shareholders, containing unaudited financial statements and its Annual Report to Shareholders, containing audited financial statements, when they become available. Requests for such Semi-Annual or Annual Reports should be directed to the Fund at 1881 Grove Avenue, Radford Virginia 24141 or by calling, toll free, 866-NRA-FUND (1-866-672-3863).

YOUR VOTE IS IMPORTANT. PLEASE CALL 866-NRA-FUND (1-866-672-3863) IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (_________).

SOLE PROPOSAL: APPROVAL OF A CHANGE IN THE FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO AMEND ONE OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING DIVERSIFICATION.

Introduction

The Board of Trustees of the Trust (the  “Board”) is recommending that the shareholders approve a change in the Fund’s sub-classification as stated in the Fund’s Prospectus, from “diversified” to “non-diversified,” as those terms are defined in Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”)  Approval of this change from a diversified fund to a non-diversified fund shall also constitute the approval of an amendment to one of the Fund’s fundamental investment restrictions concerning diversification. The change is:

Current	Proposed

The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by Investment companies, or purchase more than 10% of the voting securities of any one issuer.

This fundamental investment restriction would be deleted.

The Board is making this recommendation based upon the advice of the Advisers.  This change is intended to provide the Fund with greater flexibility in responding to investment opportunities. Additional information concerning the Adviser’s reasons for requesting this change is provided below under the section entitled “Background and Reasons.”

The Proposal to change the Fund’s sub-classification from diversified to non-diversified and to amend the Fund’s fundamental investment restriction concerning diversification, as described above, is being presented to the shareholders because under Section 13(a)(1) and Section 13(a)(3) of the 1940 Act.  A change in an investment company’s sub-classification from a diversified to a non-diversified company and the change in an investment company’s fundamental investment restrictions, may only be authorized by the vote of a majority of the outstanding voting securities of such investment company.

Background

The Fund is currently a diversified investment company under Section 5(b)(1) of the 1940 Act.  This means that the Fund, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than cash and cash items, government securities, and securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any one issuer. A non-diversified investment company is not subject to these limits and may invest a higher percentage of its assets in the securities of a smaller number of companies.  As such there is an increased risk that the Fund may be affected more than a diversified fund by changes in the financial condition, or the financial markets’ assessments, of any of these companies.

Reasons for the Proposal

The Adviser has proposed that the Fund be changed from a diversified investment company to a non-diversified investment company. The Adviser believes that this change will not impact the Fund’s investment objective or primary investment strategies and that this change will benefit shareholders with the potential for improved performance because it allows the Adviser to make larger investments in certain individual securities that the Adviser believes present the best opportunities for capital appreciation.

The Adviser considered the impact of this proposed change to the Fund’s sub-classification and weighed the potential advantages of increased investment flexibility with the possibility that the change would result in increased volatility of the Fund.  The Adviser also took into consideration the changing nature of the small cap sector.  The change from a diversified to non-diversified investment company will allow the Adviser to focus the Fund’s investments in securities in which it has the most confidence.

A non-diversified fund entails greater price risk than a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund’s portfolio.  The Fund also invests in small companies.  A non-diversified portfolio of small companies may involve a higher risk than a non-diversified fund that invests in larger, more established companies.  Small companies may have limited product lines, markets or financial resources.

If approved by the shareholders at this Special Meeting, the Fund intends to operate as a non-diversified investment company as that term is defined in the 1940 Act.  However, because the Fund intends to qualify as a  “regulated investment company” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must meet certain other diversification requirements. These include the requirement that at the end of each fiscal  quarter at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments) in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

THE BOARD OF TRUSTEES OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE PROPOSAL NO. 1.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSAL AND ANY OTHER MATTER AT THE SPECIAL MEETING

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a 33⅓ per centum of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

The Proposal requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund as of the Record Date; or (ii) 67% or more of the outstanding shares of the Fund as of the Record Date and present at the meeting, if more than 50% of the outstanding shares of the Fund as of the Record Date are present at the Special Meeting in person or by proxy.  Under Delaware law, abstentions do not constitute a vote “for” or “against” a matter.  Because of the vote required under the 1940 Act, however, abstentions will have the same effect as casting a vote “against” the proposal.

ADDITIONAL INFORMATION

Service Providers

The Fund’s investment manager is New River Advisers LLC located at 1881 Grove Avenue, Radford, Virginia 24141 and the Fund’s sub-adviser is Cook Mayer Taylor located at 5170 Sanderlin Avenue, Suite 200, Memphis, Tennessee 38177.  The Fund’s administrator is Gemini Fund Services, LLC located at 150 Motor Parkway, Suite 205, Hauppauge, NY 11788.  The Fund’s principal underwriter is Aquarius Fund Distributors, LLC located at 4020 South 147th Street, Omaha, Nebraska 68137.

Security Ownership of Certain Beneficial Owners

The following table provides certain information as of October 25, 2004, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

Names and Addresses	Number of Shares Beneficially Owned	Percent of Fund

Security Ownership of Management

The following table provides certain information as of October 25, 2004, the record date for the Special Meeting, with respect to the beneficial ownership of the Fund’s shares by (1) each trustee and (2) all trustees and officers as a group:

Names	Number of Shares Beneficially Owned	Percent of Fund

All Trustees and officers as a group owned [         ] shares of the Fund.

The Board is comprised of three Trustees, two of which are Independent, and an Audit Committee that is comprised of two Independent Trustees, one of which is a financial expert.

The New River Funds’ last audited financial statements and Annual Report to Shareholders for the fiscal year ended August 31, 2004, and the Semi-Annual Report to Shareholders dated ________________, are available upon request and free of charge.  To obtain a copy, please call New River Funds at 800-831-1994 or visit the Fund’s website at [                      ].  You may also request a copy by writing to [                                    ].

As of the Record Date, the Fund had [                    ] shares outstanding and $ [                     ] total net assets:

SOLICITATION OF PROXIES.  Your vote is being solicited by the Board of Trustees.  The cost of soliciting proxies will be paid by the Adviser.  As a part of the costs of soliciting proxies, the Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.  The Adviser, on behalf of the Fund, has engaged [                ] (the “Solicitor”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $[           ], including out-of-pocket expenses.]  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Fund officers, employees and agents of the Investment Manager or the Solicitor asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS.  The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers, as well as centralized securities depositories holding shares of the Fund for their beneficial owners, will request voting instructions from their customers and beneficial owners.  As indicated above, the New York Stock Exchange rules, brokers do not have the discretion to vote shares held in “street name” on non-routine matters.  It is not expected that brokers will be permitted to vote shares in their discretion.  Because there is only one Proposal being presented for a shareholder vote, the Fund does not anticipate any broker non-votes.

QUORUM.  A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a 33⅓ per centum majority of the outstanding shares of the Fund.  The shares over which broker-dealers and centralized securities depositories have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION.  The Proposal requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund as of the Record Date; or (ii) 67% or more of the outstanding shares of the Fund as of the Record Date and present at the meeting, if more than 50% of the outstanding shares of the Fund as of the Record Date are present at the Special Meeting in person or by proxy.  Abstentions are counted as shares present for the purpose of determining whether a quorum is present, but are not treated as votes casts with respect to the Proposal.  Accordingly, abstentions will be treated as votes present at the Special Meeting and will have the same effect as a vote “against” the Proposal.

REVOCATION OF PROXY.  You may end the power of the proxy holders to vote your shares by:  (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust’s Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of New River Advisers LLC for an inspection by any shareholder during regular business hours for ten business days prior to the Special Meeting.

ADJOURNMENT.  In the event that a quorum is not present at the Special Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Special Meeting may be adjourned to permit further solicitation of proxies.  The presiding officer of the Fund for the Special Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Special Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Trust’s Declaration of Trust and By-Laws.  Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY.  The Trust is not required, and does not intend, to hold regular annual shareholders’ meetings.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send their written proposals to the Fund’s offices, 1881 Grove Avenue, Radford, VA  24141, so they are received within a reasonable time before any such meeting.  No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

RECEIPT OF SHAREHOLDER PROPOSALS.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy statement and proxy card for a particular annual meeting.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Under these rules, proposals submitted for inclusion in the proxy materials for the Fund’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement.  The date for such submission could change, depending on the scheduled date for the next annual meeting, if any; and if so, shareholders will be notified.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the Fund’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS.  The Fund does not know of any other matter that will come up for action at the Special Meeting.  If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitled them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

Management of the New River Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting.  However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

IF YOU ARE UNABLE TO ATTEND THE  SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SHAREHOLDER PROPOSALS

The Trust does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Trust should send their written proposals to the Secretary of the Trust, 1881 Grove Avenue, Radford, Virginia 24141.

Dated __________, 2004

NEW RIVER FUNDS

NEW RIVER SMALL CAP FUND

Proxy for a Special Meeting of Shareholders

____________, 2004

The undersigned hereby constitutes and appoints ______________ and ___________, or any of them, with power of substitution and resubstitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New River Small Cap Fund (the “Fund”) to be held at 1881 Grove Avenue, Radford, Virginia 24141 on the 20th day of December at ____a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

THE BOARD OF TRUSTEES OF NEW RIVER FUNDS RECOMMENDS A VOTE FOR THE FOLLOWING:

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1.  To approve a change in the Fund’s sub-classification, as defined in Section 5(b) of the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to amend one of the Fund’s fundamental investment restrictions concerning diversification.

FOR_____                          AGAINST_____                      ABSTAIN_____

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE “FOR” PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.  IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

___________________________                         ____________

SIGNATURE

   DATE

___________________________                         ____________

SIGNATURE (JOINT OWNER)

   DATE

___________________________

TITLE (IF NECESSARY)

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, WHO UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

1 If the proposals to be acted upon at a shareholder meeting include both routine and non-routine matters, a broker may turn in a proxy card for uninstructed shares that votes “for” routine matters (e.g., the election of directors and ratification of accountants), but expressly states that the broker is NOT voting on non-routine matters (e.g., a merger, shareholder proposal, etc.). The discretionary vote with respect to the non-routine matter is referred to as a “broker non-vote.”  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but will not be counted for determining the number of votes cast.  Accordingly, a broker non-vote will not affect the outcome on any proposal submitted to shareholders.  As stated above, however, the Fund does not expect any broker non-votes because there is only one Proposal being presented at the Special Meeting and it is not expected that brokers will have voting discretion with respect to the Proposal.